                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

--------------------------------------------------------------------------------



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): August 7, 2002



                                 AMEDISYS, INC.
                                 --------------
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                                    --------
                         (State or Other Jurisdiction of
                         Incorporation or Organization)


          0-24260                                    11-3131700
          -------                                    ----------
  (Commission File Number)                (I.R.S. Employer Identification No.)


               11100 Mead Road, Suite 300, Baton Rouge, LA 70816
               -------------------------------------------------
                    (Address of principal executive offices
                              including zip code)


                                 (225) 292-2031
                                 --------------
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

                  On August 7, 2002, Amedisys, Inc. (the "Company") issued a press release attached hereto as Exhibit 99.1 to announce second quarter operating results and that it will host a conference call at 11:00 a.m. EDT on August 8, 2002.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                    No.                                                     Page
                  -------                                                   ----

                  99.1(i)  Press Release dated August 7, 2002 announcing
                           second quarter operating results and that the
                           Company will host a conference call at
                           11:00 a.m. EDT on August 8, 2002................. A-1

                           (i) Filed herewith.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By: /s/ GREGORY H. BROWNE
   ----------------------
Gregory H. Browne
Chief Financial Officer

DATE: August 13, 2002


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
------            -----------
99.1(i)           Press Release dated August 7, 2002 announcing second
                  quarter operating results and that the Company will host a conference call at 11:00 a.m. EDT on August 8, 2002.


----------
(i) Filed herewith.